UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Plum Acquisition Corp. IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LETTER TO SHAREHOLDERS OF PLUM ACQUISITION CORP. IV

2021 Fillmore St. #2089

San Francisco, California 94115

Dear Plum Acquisition Corp. IV Shareholder:

You are cordially invited to attend the extraordinary general meeting of Plum Acquisition Corp. IV, a Cayman Islands exempted company (“Plum”), which will be held on [●], at [●]., Eastern Time, at the offices of Greenberg Traurig, P.A. located at 777 S. Flagler Drive, Suite 300 East, West Palm Beach, FL 33401, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

The Shareholder Meeting will be conducted at the location specified above for the purposes of our amended and restated memorandum and articles of association (as amended, the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Plum’s Chief Financial Officer at steven@plumpartners.com by [●] a.m., Eastern Time, on [●], 2026.

The attached notice of the Shareholder Meeting and proxy statement describe the business Plum will conduct at the Shareholder Meeting and provide information about Plum that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated [●], and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:

1.	Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, Plum’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Plum has to consummate a business combination (the “Articles Extension”) from July 16, 2026 (the “Original Termination Date”) to January 16, 2027 (the “Articles Extension Date”) and to allow Plum, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of Plum’s board of directors (the “Board”), if requested by Plum Partners IV, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days advance notice to the Board prior to the applicable Termination Date, until July 16, 2027 (each, an “Additional Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to this proxy statement; and

2.	Proposal No. 2—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Share, the “Ordinary Shares”) in the capital of Plum in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Class A Ordinary Shares issued as part of the units sold in Plum’s initial public offering (the “Public Shares”) have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Plum has not consummated a business combination by January 16, 2027, without approval of Plum’s shareholders, Plum may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a business combination).

The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete the proposed transactions contemplated by that certain Business Combination Agreement, dated as of March 8, 2026 (as it has been and may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Plum, Plum IV Merger Sub, Inc., a Delaware corporation and our direct wholly owned subsidiary (“Merger Sub”), and Controlled Thermal Resources Holdings Inc., a Delaware corporation (“CTR”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into CTR (the “Merger”), with CTR continuing as the surviving company (collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). For more information about the Business Combination Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 12, 2026. You are not being asked to vote on a Business Combination at this time.

While Plum and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination (the “Closing”), including that Plum and CTR have filed a registration statement on Form S-4 (which includes the Plum preliminary proxy statement/prospectus therein) (the “Business Combination Registration Statement”) that has been declared effective, there will not be sufficient time before July 16, 2026 to complete the transactions contemplated by the Business Combination Agreement (the “Proposed Business Combination”). Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of Plum to obtain the Articles Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal so that our shareholders have the opportunity to participate in our future investment.

The Memorandum and Articles of Association provide that Plum has until July 16, 2026 to complete its initial business combination. Plum’s Board has determined that it is in the best interests of Plum to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Plum believes that Plum will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be precluded from completing the Business Combination and would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Plum’s Public Shares, other than the Sponsor, any other shareholders that held any shares in the capital of Plum prior to its initial public offering, and Plum's directors and officers, may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering, if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

On [●], 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account, of approximately $[●] as of [●], 2026 which estimate includes an amount of the interest earned on the funds held in the Trust Account to be distributed to Plum in the future to pay taxes and which would not be included in the redemption amount), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account, two business days prior to the Shareholder Meeting, less an amount of interest earned on the funds held in the Trust Account to be released to Plum to pay its taxes. The closing price of the Public Shares on the Nasdaq Stock Market LLC on [●], 2026, was $[●]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of [●], 2026, which estimate includes an amount of interest earned on the funds held in the Trust Account to be released in the future to Plum to pay taxes and which would not be included in the redemption amount). Plum cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Plum believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Plum does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

The Board has fixed the close of business on [●], 2026 as the date for determining Plum’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.

The Board of Plum believes that it is in the best interests of Plum that Plum obtain the Articles Extension. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Plum and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal and “FOR” the Adjournment Proposal.

Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting and will not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PLUM’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Plum urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of Plum Acquisition Corp. IV

Kanishka Roy
Chairman

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on [●], 2026: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com[●].

PLUM ACQUISITION CORP. IV

2021 Fillmore St. #2089

San Francisco, California 94115

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF PLUM ACQUISITION CORP. IV

TO BE HELD ON [●], 2026

To the Shareholders of Plum Acquisition Corp. IV:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Plum Acquisition Corp. IV, a Cayman Islands exempted company (“Plum”), will be held on [●], at [●], Eastern Time, at the offices of Greenberg Traurig, P.A. located at 777 S. Flagler Drive, Suite 300 East, West Palm Beach, FL 33401, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Plum’s Chief Financial Officer at steven@plumpartners.com by [●] a.m., Eastern Time, on [●], 2026. You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/[●].

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of a special resolution, the amended and restated memorandum and articles of association of Plum (as amended, the “Memorandum and Articles of Association”) to extend the date (the “Termination Date”) by which Plum has to consummate a business combination (the “Articles Extension”) from July 16, 2026 (the “Original Termination Date”) to January 16, 2027 (the “Articles Extension Date”) and to allow Plum, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of Plum’s board of directors (the “Board”), if requested by Plum Partners IV, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice to the Board prior to the applicable Termination Date, until July 16, 2027 (each, an “Additional Articles Extension Date”) or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”), and (ii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) in the capital of Plum and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Share, the “Ordinary Shares”) represented (either in person or by proxy) to approve the Extension Amendment Proposal or (b) if the holders of Class A Ordinary Shares issued as part of the units sold in Plum’s initial public offering (the “Public Shares”) have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated [●], and is first being mailed to shareholders on or about that date.

The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:

1.	Proposal No. 1—The Extension Amendment Proposal—RESOLVED, as a special resolution that:

a)	Article 194 of Plum’s Amended and Restated Memorandum and Articles of Association be and is hereby deleted in its entirety and replaced with the following new Article 194:

“In the event that:

(a)	either (i) the Company does not consummate a Business Combination by January 16, 2027 (or July 16, 2027, if applicable under the provisions of this Article 194) or such earlier time as the Board of Directors may approve, or such later time as the Shareholders may approve in accordance with these Articles or (ii) a resolution of the Shareholders is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses) and not previously released to the Company to pay the Company’s taxes, if any, divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidating distributions, if any), subject to Applicable Law; and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other Applicable Law; and

(b)	any amendment to these Articles is made (i) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with an initial Business Combination or the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by January 16, 2027 (or July 16, 2027, if applicable under the provisions of this Article 194), or (ii) with respect to any other provision of these Articles relating to the rights of holders of Class A Shares or pre-initial Business Combination activity, each holder of Public Shares who is not a Founder, Director or officer of the Company shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue. Any amounts due in connection with a redemption under this Article 194(b) shall be paid promptly following the relevant amendment. If the proposed amendment is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Shareholders as appropriate.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by January 16, 2027, the Company may, without another vote of the Shareholders, elect to extend the date to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after January 16, 2027, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice to the Directors prior to the applicable termination date, until July 16, 2027.”

b)	Article 196(b) of Plum’s Amended and Restated Memorandum and Articles of Association be and is hereby deleted in its entirety and replaced with the following new Article 196(b):

“vote on (i) any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination, or (ii) a proposed amendment to these Articles to extend the time the Company has to consummate a Business Combination beyond January 16, 2027 (or July 16, 2027 if applicable under the provisions of Article 194) or otherwise amend any of the Business Combination Provisions.”

2.	Proposal No. 2—Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates be approved, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and class B ordinary shares, par value $0.0001 per share, in the capital of Plum represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders Class A Ordinary Shares issued as part of the units sold in Plum’s initial public offering have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Plum has not consummated a business combination by January 16, 2027, without approval of Plum’s shareholders, Plum may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice to the Board prior to the applicable Termination Date, extend the Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a business combination).

The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete the proposed transactions contemplated by that certain Business Combination Agreement, dated as of March 8, 2026 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Plum, Plum IV Merger Sub, Inc., a Delaware corporation and our direct wholly owned subsidiary (“Merger Sub”), and Controlled Thermal Resources Holdings Inc., a Delaware corporation (“CTR”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into CTR (the “Merger”), with CTR continuing as the surviving company (collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). For more information about the Business Combination Agreement and the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 12, 2026. You are not being asked to vote on a Business Combination at this time.

While Plum and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Proposed Business Combination (the “Closing”), including that Plum and CTR have filed a registration statement on Form S-4 (which includes the Plum preliminary proxy statement/prospectus therein) (the “Business Combination Registration Statement”) that has been declared effective, there will not be sufficient time before July 16, 2026 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of Plum to obtain the Articles Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal so that our shareholders have the opportunity to participate in our future investment.

The Memorandum and Articles of Association provide that Plum has until July 16, 2026, to complete its initial business combination. Plum’s Board has determined that it is in the best interests of Plum to seek an extension of the Termination Date and have Plum’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate the Business Combination. Without the Articles Extension, Plum believes that Plum will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be precluded from completing the Business Combination and would be forced to liquidate.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Plum and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

As contemplated by the Memorandum and Articles of Association, the holders of Public Shares, other than the Sponsor, any other shareholders that held any shares in the capital of Plum prior to its initial public offering and Plum's directors and officers, may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the initial public offering (the “Initial Public Offering”), if the Articles Extension is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

On [●], 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account, of approximately $[●] as of [●], 2026 (which estimate includes an amount of the interest earned on the funds held in the Trust Account to be distributed to Plum in the future to pay taxes and which would not be included in the redemption amount), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account, two business days prior to the Shareholder Meeting, less an amount of interest earned on the funds held in the Trust Account to be released to Plum to pay its taxes. The closing price of the Public Shares on the Nasdaq Stock Market LLC on [●], 2026, was $[●]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] more per share than if the shares were sold in the open market (based on the estimated per share redemption price as of [●], 2026, which estimate includes an amount of interest earned on the funds held in the Trust Account to be released in the future to Plum to pay taxes and which would not be included in the redemption amount). Plum cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Plum believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Plum does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

In the event of a liquidation, the Sponsor and Plum’s officers and directors will not receive any monies held in the Trust Account as a result of their aggregate ownership of the 5,750,000 Class B Ordinary Shares which were issued to the Sponsor prior to the Initial Public Offering, and the 1,010,000 Class A Ordinary Shares, consisting of 440,000 Class A ordinary shares underlying the private placement units and 570,000 restricted private placement shares, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the Initial Public Offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR PUBLIC SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PLUM’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Record holders of Ordinary Shares at the close of business on [●], 2026 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were [●] issued and outstanding Ordinary Shares. Plum’s warrants do not have voting rights.

The Sponsor and the officers and directors of Plum (the “Initial Shareholders”) intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of the accompanying proxy statement, the Initial Shareholders hold [●]% of the issued and outstanding Ordinary Shares and Plum’s officers and directors have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, (i) approval of the Extension Amendment Proposal will require the affirmative vote of holders of holders of at least 9,401,917 Class A Ordinary Shares if all Ordinary Shares are represented at the Shareholder Meeting and cast votes (or approximately 51.0% of the Class A Ordinary Shares), and the affirmative vote of holders of at least 1,320,959 Class A Ordinary Shares (or approximately 7.1% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 5,361,438 Class A Ordinary Shares (or approximately 29.0% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional holders of Class A Ordinary Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Plum urges you to read this material carefully and vote your shares.

The accompanying proxy statement is dated [●], and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Plum Acquisition Corp. IV

Kanishka Roy
Chairman
[●]

i

PLUM ACQUISITION CORP. IV

PROXY STATEMENT

FOR

AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●]

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Plum Acquisition Corp. IV, a Cayman Islands exempted company (“Plum,” “we,” “us” or “our”), which will be held on [●], 2026, at [●], Eastern Time, at the offices of Greenberg Traurig, P.A. located at 777 S. Flagler Drive, Suite 300 East, West Palm Beach, FL 33401, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Plum’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Plum does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Plum’s ability to complete the Business Combination (as defined below);

●	the anticipated benefits of the Business Combination;

●	the volatility of the market price and liquidity of the Ordinary Shares (as defined below) and other securities of Plum; and

●	the use of funds not held in the Trust Account (as defined below).

While forward-looking statements reflect Plum’s good faith beliefs, they are not guarantees of future performance. Plum disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Plum’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors” and in other reports Plum has filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Plum (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026, (ii) Quarterly Report on Form 10-Q for the period ended March 31, 2026, as filed with the SEC on May 15, 2026 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Articles Extension will enable us to complete a Business Combination.

Approving the Articles Extension (as defined below) involves a number of risks. Even if the Articles Extension is approved, Plum can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date (as defined below) or the relevant Additional Articles Extension Date (as defined below), if applicable. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Articles Extension is approved, Plum expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal (as defined below), and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Articles Extension or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. Because of the fact that we will have separate redemption periods in connection with the Extension Amendment Proposal, a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has recently adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules (as defined below) described below.

The SEC has recently issued final rules relating to certain activities of SPACs. Certain of the procedures that we or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete a Business Combination.

On January 24, 2024, the SEC issued final rules (the “2024 SPAC Rules”), which became effective on July 1, 2024, that formally adopted some of the SEC’s proposed rules for special purpose acquisition companies (“SPACs”) that were released on March 30, 2022. The 2024 SPAC Rules, among other items, impose additional disclosure requirements in initial public offerings by SPACs and business combination transactions involving SPACs and private operating companies; amend the financial statement requirements applicable to business combination transactions involving such companies; update and expand guidance regarding the general use of projections in SEC filings including requiring disclosure of all material bases of the projections and all material assumptions underlying the projections; increase the potential liability of certain participants in proposed business combination transactions; and could impact the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The 2024 SPAC Rules may materially adversely affect our business, including our ability to negotiate and complete, and the costs associated with, our initial Business Combination and results of operations.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Plum.

As described further above, the 2024 SPAC Rules relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The 2024 SPAC Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the 2024 SPAC Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for our initial public offering (the “IPO Registration Statement”). We would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Plum. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirement, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

The Sponsor is a Delaware limited liability company, and is not controlled by, nor has substantial ties with any non-U.S. person. Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on - among other factors - the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership.

The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required under our amended and restated memorandum and articles of association, including as a result of extended regulatory review of a potential initial business combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants will be worthless.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Plum shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on [●], 2026, at [●], Eastern Time. The Shareholder Meeting will be held at the offices of Greenberg Traurig, P.A. located at 777 S. Flagler Drive, Suite 300 East, West Palm Beach, FL 33401, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[●].

Q:	Why am I receiving this proxy statement?

A:

Plum is a blank check company, incorporated as a Cayman Islands exempted company on June 10, 2024, for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses.

Following the closing of Plum’s initial public offering on January 16, 2025 (the “Initial Public Offering”), including the full exercise of the underwriters’ over-allotment option, an amount of $174,225,000 from the net proceeds of the sale of the units in the Initial Public Offering and the private placement to Plum Partners IV, LLC, a Delaware limited liability company (the “Sponsor”) was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).

Like most blank check companies, Plum’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares”) sold in the Initial Public Offering (the “Public Shares”) if there is no qualifying business combination(s) consummated on or before July 16, 2026.

Without the Articles Extension (as defined below), Plum believes that Plum will not, despite its best efforts, be able to complete an initial business combination on or before July 16, 2026. We entered into the Business Combination Agreement (as defined herein) and the Board of Plum believes that it is in the best interests of Plum’s shareholders to continue Plum’s existence until July 16, 2027 (if all six additional monthly extensions are exercised) in order to allow Plum additional time to complete the Business Combination pursuant to the Business Combination Agreement and is therefore holding this Shareholder Meeting.

Q:	When and where will the Shareholder Meeting be held?

A:

The Shareholder Meeting will be held on [●], at [●], Eastern Time, at the offices of Greenberg Traurig, P.A. located at 777 S. Flagler Drive, Suite 300 East, West Palm Beach, FL 33401, or at such other time, on such other date and at such other place to which the meeting may or adjourned.

You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/[●].

Q:	How do I vote?

A:

If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001(the “Class B Ordinary” and together with the Class Ordinary Shares, the “Ordinary Shares”), on [●], 2026, the record date for the Shareholder Meeting, you may vote with respect to the proposals electronically at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [●], 2026.

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/[●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:

Plum shareholders are being asked to consider and vote on the following proposals:

1.     Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, Plum’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Plum has to consummate a business combination (the “Articles Extension”) from July 16, 2026 (the “Original Termination Date”) to January 16, 2027 (the “Articles Extension Date”) and to allow Plum, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of Plum’s board of directors (the “Board”), if requested by Plum Partners IV, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days advance notice to the Board prior to the applicable Termination Date, until July 16, 2027 (each, an “Additional Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). A copy of the proposed amendment is set forth in Annex A to this proxy statement; and

2.     Proposal No. 2—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Plum has not consummated a Business Combination by January 16, 2027, without approval of Plum’s public shareholders, Plum may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice to the Board prior to the applicable Termination Date, extend the Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a Business Combination).

For more information, please see “Proposal No. 1—The Extension Amendment Proposal” and “Proposal No. 2—The Adjournment Proposal.”

After careful consideration, Plum’s Board has unanimously determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of Plum and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Plum and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor and Plum’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Q:	Am I being asked to vote on a proposal to elect directors?

A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.

Q:	Are the proposals conditioned on one another?

A:

Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension is implemented and one or more Plum shareholders elect to redeem their Public Shares in connection with the Extension Amendment Proposal, Plum will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account and not previously released to Plum to pay its taxes, and retain the remainder of the funds in the Trust Account for Plum’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.

The Adjournment Proposal is conditional on Plum not obtaining the necessary votes for approving the Extension Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension or if due to redemptions in connection with the Extension Amendment Proposal, Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC. If the Extension Amendment Proposal is approved at the Shareholder Meeting and following redemptions in connection with the Extension Amendment Proposal, Plum would adhere to the continued listing requirements of the Nasdaq Stock Market LLC, the Adjournment Proposal will not be presented.

Q:	Why is Plum proposing the Extension Amendment Proposal?

A:

Plum’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete a Business Combination.

Without the Articles Extension, Plum believes that Plum will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Plum would be forced to liquidate.

Q:	Why is Plum proposing the Adjournment Proposal?

A:	If (i) the Extension Amendment Proposal is not approved by Plum’s shareholders or (ii) due to redemptions in connection with the Extension Amendment Proposal, Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC, Plum may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal or if due to redemptions in connection with the Extension Amendment Proposal, Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Q:	What constitutes a quorum?

A:	A quorum of our shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of one or more shareholders holding at least a majority in par value of the issued and outstanding Ordinary Shares entitled to attend and vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The initial shareholders of Plum, including the Sponsor and certain of Plum’s officers and directors (the “Initial Shareholders”) who own [●]% of the issued and outstanding Ordinary Shares as of the record date, will count towards this quorum. As a result, as of the record date, in addition to the shares of the Initial Shareholders, holders of an additional 5,361,438 Class A Ordinary Shares would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Plum does not expect there to be any broker non-votes at the Shareholder Meeting.

Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?

A:

The approval of the Extension Amendment Proposal requires the affirmative vote of a two-thirds majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of votes cast by shareholders represented in person or by proxy at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Q:	How will the Initial Shareholders vote?

A:

The Initial Shareholders intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Initial Shareholders are not entitled to redeem any Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Initial Shareholders beneficially owned and were entitled to vote 6,760,000 Ordinary Shares, representing [●]% of Plum’s issued and outstanding Ordinary Shares.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:	Plum believes shareholders will benefit from Plum consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Plum has to complete a Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable). Without the Articles Extension, Plum believes that Plum will not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Plum would be forced to liquidate.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:

If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved and, following redemptions in connection with the Extension Amendment Proposal, Plum adheres to the continued listing requirements of the Nasdaq Stock Market LLC, the Adjournment Proposal will not be presented for a vote.

Q:	Will we seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, Plum does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal, Plum may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,760,000 Ordinary Shares held by them.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

On March 8, 2026, Plum entered into the Business Combination Agreement, with respect to the Business Combination. Plum is seeking the Extension Amendment to provide Plum time to complete the Business Combination. Our efforts to complete the Business Combination will involve, among other things:

●     preparing and filing the Business Combination Registration Statement (including any amendments in connection therewith);

●     establishing a meeting date and record date for an extraordinary general meeting for considering the Business Combination, and distributing proxy materials to shareholders;

●     attempting to ensure that the conditions to the closing of the Business Combination are satisfied; and

●     holding an extraordinary general meeting to consider the Business Combination.

Plum is seeking approval of the Extension Amendment Proposal because Plum will not be able to complete all the tasks prior to July 16, 2026. If the Extension Amendment Proposal is approved, Plum will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and Plum expects to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, Plum expects to consummate the Business Combination as soon as practicable following such shareholder approval. Plum can provide no assurances, however, that the Business Combination will be consummated prior to the Articles Extension Date (or an Additional Articles Extension Date, as applicable).

If the Extension Amendment Proposal is approved and the Articles Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Plum held by the Initial Shareholders.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:	Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:	No. You are not being asked to vote on a Business Combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	No. You may exercise your redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of Plum on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of the Nasdaq Stock Market LLC.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. Shareholders may send a later-dated, signed proxy card to Plum at 2021 Fillmore St. #2089, San Francisco, California 94115 so that it is received by Plum prior to the vote at the Shareholder Meeting (which is scheduled to take place on [●], 2026) or attend the Shareholder Meeting in person and vote electronically. Shareholders also may revoke their proxy by sending a notice of revocation to Plum’s Chief Executive Officer, which must be received by Plum’s Chief Executive Officer prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires the affirmative vote of a two-thirds majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of the Adjournment Proposal requires the affirmative vote of the majority of votes cast by shareholders represented in person or by proxy at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal at the Shareholder Meeting or, if due to redemptions in connection with the Extension Amendment Proposal, Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy, at the Shareholder Meeting of one or more holders of at least a majority in par value of the issued and outstanding Ordinary Shares entitled to attend and vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Plum or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee. Under the rules of the Nasdaq Stock Market LLC, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, Plum does not expect there to be any broker non-votes at the Shareholder Meeting.

If you are a Plum shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal and the Adjournment Proposal is in the best interests of Plum and its shareholders. The Board recommends that Plum’s shareholders vote “FOR” the Extension Amendment Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do Plum’s directors and officers have in the approval of the Extension Amendment Proposal?

A:	Plum’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares. See the section entitled “Proposal No 1—The Extension Amendment Proposal—Interests of the Sponsor and Plum’s Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to Plum’s shareholders in connection with the Extension Amendment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights” below.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:	No. The holders of the warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:	You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:	If you are a holder of Public Shares and wish to exercise your right to redeem your Public Shares, you must:

1.	(a) hold Public Shares or (b) hold Public Share through units and elect to separate your units into the underlying Public Share and Public Warrants prior to exercising your redemption rights with respect to the Public Share; and

2.	prior to 5:00 p.m., Eastern Time, on [●] (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that Plum redeem your Public Share for cash and (b) tender or deliver your Public Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.

Holders of units must elect to separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Share. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and Public Warrants, or if a holder holds units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.

In connection with the Extension Amendment Proposal, any holder of Public Shares, other than the Initial Shareholders, will be entitled to request that their Public Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account, two business days prior to the Shareholder Meeting, less an amount of interest earned on the funds held in the Trust Account to be released to Plum to pay its taxes, divided by the number of then-outstanding Public Shares. As of [●], 2026, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $[●] per Public Share (less an amount of interest earned on the funds held in the Trust Account to be released to Plum in the future to pay taxes and which would not be included in the redemption amount). However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Public Shares will be distributed promptly after the Shareholder Meeting.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Plum instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.

Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting).

If a holder of Public Shares properly makes a request for redemption and the Public Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, Plum will redeem the Public Shares for a pro rata portion of funds deposited in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable), calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Public Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:	The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:	You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:	Plum will pay the cost of soliciting proxies for the Shareholder Meeting. Plum has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Shareholder Meeting. Plum has agreed to pay Sodali a fee of $12,500 and will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Plum may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Toll Free 877-870-8565
Collect: 206-870-8565
Email: ksmith@advantageproxy.com

You also may obtain additional information about Plum from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Public Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Public Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redempions

E-mail: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

This proxy statement is being provided to Plum shareholders as part of a solicitation of proxies by the Board for use at the Shareholder Meeting of Plum to be held on [●], and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], to all shareholders of record of Plum as of [●], the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.

Date, Time and Place of Shareholder Meeting

The Shareholder Meeting will be held on [●]at [●], Eastern Time, at the offices of Greenberg Traurig, P.A. located at 777 S. Flagler Drive, Suite 300 East, West Palm Beach, FL 33401, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Plum’s Chief Financial Officer at steven@plumpartners.com by [●] a.m., Eastern Time, on [●], 2026 (two business days prior to the initially scheduled meeting date).

Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have access to the Internet, you can listen only to the meeting by dialing [●] if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number [●]. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.

The Proposals at the Shareholder Meeting

At the Shareholder Meeting, Plum shareholders will consider and vote on the following proposals:

1.	Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, Plum’s Memorandum and Articles of Association to extend the Termination Date by which Plum has to consummate a business combination from July 16, 2026 to January 16, 2027 and to allow Plum, without another shareholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the Articles Extension Date, by resolution of Plum’s Board, if requested by the Sponsor, and upon five days’ advance notice to the Board prior to the applicable Termination Date, until July 16, 2027, or a total of up to twelve months after the Original Termination Date, unless the closing of a business combination shall have occurred prior thereto. A copy of the proposed amendment is set forth in Annex A to this proxy statement.

2.	Proposal No. 2—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Plum has not consummated a Business Combination by January 16, 2027, without approval of Plum’s public shareholders, Plum may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a Business Combination).

Voting Power; Record Date

As a shareholder of Plum, you have a right to vote on certain matters affecting Plum. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on [●], which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were [●] Ordinary Shares issued and outstanding, of which 17,250,000 Ordinary Shares are held by Plum public shareholders and 6,760,000 Ordinary Shares are held by the Initial Shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THE PROPOSALS

Quorum

The presence, in person or by proxy, of one or more shareholders holding at least a majority in par value of the issued and outstanding Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who own [●]% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the record date, in addition to the shares of the Initial Shareholders, holders of an additional 5,361,438 Class A Ordinary Shares would be required to be present at the Shareholder Meeting to achieve a quorum

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.

Under the Nasdaq Stock Market LLC rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.

We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.

Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Plum does not expect there to be any broker non-votes at the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the holders of the issued Ordinary Shares, voting together as a single class, who, as being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the holders of the Ordinary Shares, voting together as a single class, who, as being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own [●]% of the issued and outstanding Ordinary Shares.

Voting Your Shares

If you were a holder of record of Ordinary Shares as of the close of business on [●], the Record Date for the Shareholder Meeting, you may vote with respect to the proposals electronically at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are three ways to vote your Ordinary Shares at the Shareholder Meeting:

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on [●].

Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.

Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/[●] and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Plum’s Chief Executive Officer in writing to Plum Acquisition Corp. IV, 2021 Fillmore St. #2089, San Francisco, California 94115, before the Shareholder Meeting that you have revoked your proxy; or

●	you may attend the Shareholder Meeting, revoke your proxy, and vote electronically, as indicated above.

No Additional Matters

The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.

Who Can Answer Your Questions about Voting

If you are a Plum shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Public Shares, other than the Initial Shareholders, may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Public Shares may demand that Plum redeem such shares for their pro rata portion of the Trust Account, including interest earned on the Trust Account (which, for illustrative purposes, was approximately $[●] per Public Share as of [●], 2026, the most recent practicable date prior to the date of this proxy statement, which estimate includes an amount of interest earned on the funds held in the Trust Account that will be released to Plum in the future to pay taxes and which would not be included in the redemption amount), calculated as of two business days prior to the Shareholder Meeting, and less an amount of interest earned on the funds held in the Trust Account to be distributed to Plum to pay its taxes. If a holder properly seeks redemption as described in this section, Plum will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

i.	hold Public Shares;

ii.	submit a written request to Continental, Plum’s transfer agent, in which you (i) request that Plum redeem all or a portion of your Public Shares for cash, and (ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

iii.	tender or deliver your Public Shares (and share certificates (if any) and other redemption forms) to Continental, Plum’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●] (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of Plum that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Plum’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Public Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Plum’s transfer agent, prior to [●], Eastern Time, on [●], 2026 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Shares on [●], 2026, the most recent practicable date prior to the date of this proxy statement, was $[●] per share. The cash held in the Trust Account, including interest earned on the Trust Account, on such date was approximately $[●] (including an amount of the interest earned on the funds held in the Trust Account to be distributed to Plum in the future to pay taxes and which would not be included in the redemption amount) (approximately $[●] per Public Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account, two business days prior to the Shareholder Meeting, less an amount of interest earned on the funds held in the Trust Account to be released to Plum to pay its taxes. Prior to exercising redemption rights, shareholders should verify the market price of the Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Plum cannot assure its shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Plum’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

For a discussion of material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

Appraisal Rights

There are no appraisal rights available to Plum’s shareholders in connection with the Extension Amendment Proposal. However, holders of Public Shares, other than the Initial Shareholders, may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.

Proxy Solicitation Costs

Plum is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person.  Plum has engaged Advantage to assist in the solicitation of proxies for the Shareholder Meeting. Plum will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Plum will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Plum and its directors, officers and employees may also solicit proxies in person.  Plum will pay Advantage an approximate fee of $12,500, plus reasonable out-of-pocket expenses, and indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Plum’s proxy solicitor. Plum will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Plum shareholders. Directors, officers and employees of Plum who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

Plum is proposing to amend its Memorandum and Articles of Association to extend the date by which Plum has to consummate a Business Combination to the Articles Extension Date so as to give Plum additional time to complete a Business Combination.

Without the Articles Extension, Plum believes that it will not be able to complete the Business Combination on or before the Termination Date. If that were to occur, Plum would be forced to liquidate.

As contemplated by the Memorandum and Articles of Association, the holders of Plum’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Articles Extension is implemented.

On [●], 2026, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $[●], based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account, of approximately $[●] as of [●] (which estimate includes an amount of the interest earned on the funds held in the Trust Account to be distributed to Plum in the future to pay taxes and which would not be included in the redemption amount), divided by the total number of then outstanding Public Shares. The redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account, two days before the Shareholder’s Meeting, less an amount of interest earned on the funds held in the Trust Account to be released to Plum to pay its taxes. The closing price of the Public Shares on the Nasdaq Stock Market LLC on [●] was $[●]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $[●] more per share than if the shares were sold in the open market (based on the per share redemption price as of [●], which estimate includes an amount of interest earned on the funds held in the Trust Account to be distributed to Plum in the future to pay taxes and which will not be part of the redemption amount). Plum cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Plum believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Plum does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

Plum’s Memorandum and Articles of Association provides that Plum has until July 16, 2026 to complete a business combination. Plum and its officers and directors agreed that they would not seek to amend Plum’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless Plum provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Plum shareholders that the Articles Extension be obtained so that Plum will have an additional amount of time to consummate the Business Combination. Without the Articles Extension, Plum believes that Plum will not be able to complete the Business Combination on or before July 16, 2026. If that were to occur, Plum would be forced to liquidate.

The purpose of the Extension Amendment Proposal is to allow Plum additional time to complete the proposed transactions contemplated by that certain Business Combination Agreement, dated as of March 8, 2026 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Plum, Plum IV Merger Sub, Inc., a Delaware corporation and our direct wholly owned subsidiary (“Merger Sub”), and Controlled Thermal Resources Holdings Inc., a Delaware corporation (“CTR”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into CTR (the “Merger”), with CTR continuing as the surviving company (collectively with the other transactions described in the Business Combination Agreement, the “Business Combination”). For more information about the Business Combination Agreement and the Business Combination, see our Current Report on Form 8-K filed with the SEC on March 12, 2026. You are not being asked to vote on a Business Combination at this time.

While Plum and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including that Plum and CTR have filed a registration statement on Form S-4 (which includes the Plum preliminary proxy statement/prospectus therein) (the “Business Combination Registration Statement”) that has been declared effective, there will not be sufficient time before July 16, 2026 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, it is in the best interests of Plum to obtain the Articles Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal so that our shareholders have the opportunity to participate in our future investment.

The Extension Amendment Proposal is essential to allowing Plum additional time to consummate the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Plum has not consummated a Business Combination by January 16, 2027, without approval of Plum’s public shareholders, Plum may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice to the Board prior to the applicable Termination Date, extend the Termination Date up to six times, each by one additional month (for a total of up to six additional months to complete a Business Combination).

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Plum will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Plum (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Plum’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Plum’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no distribution from the Trust Account with respect to Plum’s warrants, which will expire worthless in the event Plum dissolves and liquidates the Trust Account.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to the 6,760,000 Ordinary Shares held by them.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, Plum shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. Plum will then continue to attempt to consummate the Business Combination until the Articles Extension Date. Plum will remain a reporting company under the Exchange Act and its Ordinary Shares will remain publicly traded during this time.

Interests of the Sponsor and Plum’s Directors and Officers

When you consider the recommendation of the Board, Plum shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of Plum have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Plum shareholders that they approve the Extension Amendment Proposal. Plum shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

●	if the Trust Account is liquidated, including in the event Plum is unable to complete an initial business combination within the required time period, Plum’s Sponsor has agreed to indemnify Plum to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which Plum has entered into an acquisition agreement or claims of any third party (other than Plum’s independent public accountants) for services rendered or products sold to Plum, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

●	the fact that the Initial Shareholders, including the Sponsor, have invested in Plum an aggregate of $4,425,000, comprised of the $25,000 purchase price for 5,750,000 Class B Ordinary Shares and the $4,400,000 purchase price for 440,000 private placement units and 570,000 Class A Ordinary Shares acquired in a private placement. Even if the trading price of the Class A Ordinary Shares were as low as $0.77 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Class A Ordinary Shares acquired in a private placement) would be approximately equal to the initial investment in Plum by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in Plum at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Plum liquidates without completing a Business Combination before July 16, 2026, the Initial Shareholders will lose their entire investment in Plum;

●	the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

●	the fact that the Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if the Extension Amendment Proposal is not approved and Plum fails to complete a Business Combination by July 16, 2026; and

●	our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

Redemption Rights

Pursuant to the Memorandum and Articles of Association, holders of Public Shares, other than the Initial Shareholders, may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Public Shares may demand that Plum redeem such shares for their pro rata portion of the Trust Account, including interest earned on the Trust Account (which, for illustrative purposes, was approximately $[●] per share as of [●], which estimate includes an amount of the interest earned on the funds held in the Trust Account to be distributed to Plum in the future to pay taxes and which would not be included in the redemption amount), calculated as of two business days prior to the Shareholder Meeting, less an amount of interest earned on the funds held in the Trust Account to be released to Plum to pay its taxes. If a holder properly seeks redemption as described in this section, Plum will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting.

As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

i.	hold Public Shares;

ii.	submit a written request to Continental, Plum’s transfer agent, in which you (i) request that Plum redeem all or a portion of your Public Shares (and share certificates (if any) and other redemption forms) for cash, and (ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

iii.	tender or deliver your Public Shares to Continental, Plum’s transfer agent, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days before the initially scheduled date of the Shareholder Meeting) in order for their shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of Plum that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.

Any request for redemption, once made by a holder of Public Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Plum’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Public Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Plum’s transfer agent, prior to 5:00 p.m., Eastern Time, on [●], 2026 (two business days before the initially scheduled date of the Shareholder Meeting).

Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.

The closing price of Public Shares on [●], 2026, the most recent practicable date prior to the date of this proxy statement, was $[●] per share. The cash held in the Trust Account, including interest earned on the Trust Account, on such date was approximately $[●] (including an amount of the interest earned on the funds held in the Trust Account to be distributed to Plum in the future to pay taxes and which would not be included in the redemption amount) (approximately $[●] per Public Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account, two business days prior to the Shareholder Meeting, less an amount of interest earned on the funds held in the Trust Account to be released to Plum to pay its taxes. Prior to exercising redemption rights, shareholders should verify the market price of the Public Shares as they may receive higher proceeds from the sale of their Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Plum cannot assure its shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Plum’s transfer agent two business days prior to the initially scheduled date of the Shareholder Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own [•]% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 9,401,917 Class A Ordinary Shares if all Ordinary Shares are represented at the Shareholder Meeting and cast votes (or approximately 51.0% of the Class A Ordinary Shares), and the affirmative vote of holders of at least 1,320,959 Class A Ordinary Shares (or approximately 7.1% of the Class A Ordinary Shares) if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution that:

a)	Article 194 of Plum’s Amended and Restated Memorandum and Articles of Association be and is hereby deleted in its entirety and replaced with the following new Article 194:

“In the event that:

(a)	either (i) the Company does not consummate a Business Combination by January 16, 2027 (or July 16, 2027, if applicable under the provisions of this Article 194) or such earlier time as the Board of Directors may approve, or such later time as the Shareholders may approve in accordance with these Articles or (ii) a resolution of the Shareholders is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses) and not previously released to the Company to pay the Company’s taxes, if any, divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidating distributions, if any), subject to Applicable Law; and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other Applicable Law; and

(b)	any amendment to these Articles is made (i) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with an initial Business Combination or the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by January 16, 2027 (or July 16, 2027, if applicable under the provisions of this Article 194), or (ii) with respect to any other provision of these Articles relating to the rights of holders of Class A Shares or pre-initial Business Combination activity, each holder of Public Shares who is not a Founder, Director or officer of the Company shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue. Any amounts due in connection with a redemption under this Article 194(b) shall be paid promptly following the relevant amendment. If the proposed amendment is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Shareholders as appropriate.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by January 16, 2027, the Company may, without another vote of the Shareholders, elect to extend the date to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after January 16, 2027, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice to the Directors prior to the applicable termination date, until July 16, 2027.”

b)	Article 196(b) of Plum’s Amended and Restated Memorandum and Articles of Association be and is hereby deleted in its entirety and replaced with the following new Article 196(b):

“vote on (i) any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination, or (ii) a proposed amendment to these Articles to extend the time the Company has to consummate a Business Combination beyond January 16, 2027 (or July 16, 2027 if applicable under the provisions of Article 194) or otherwise amend any of the Business Combination Provisions.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLUM SHAREHOLDERS VOTE “FOR”

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal or (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Plum’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment Proposal. In such events, the Articles Extension would not be implemented.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of votes cast by shareholders represented in person or by proxy at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own [●]% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 5,361,438 Class A Ordinary Shares (or approximately 29.0% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional holders of Class A Ordinary Shares if only such shares as are required to establish a quorum are represented at the Shareholder Meeting and cast votes.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates be approved, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and class B ordinary shares, par value $0.0001 per share, in the capital of Plum represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders Class A Ordinary Shares issued as part of the units sold in Plum’s initial public offering have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PLUM SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Public Shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that hold Public Shares as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own five percent or more of the Public Shares of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Public Shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Public Shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Public Shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR PUBLIC SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Public Shares that elect to have their Public Shares redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Public Shares of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Public Shares

In the event that a U.S. Holder’s Public Shares of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Public Shares under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of our shares treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants or rights) relative to all of our shares both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of the Public Shares (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also our shares that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of the warrants and possibly the rights. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of our shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Public Shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders—Taxation of Distributions.”

U.S. Holders of our Public Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Public Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Public Shares Treated as a Sale

If the redemption qualifies as a sale of Public Shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its Public Shares so redeemed. A U.S. Holder’s adjusted tax basis in its Public Shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Public Shares or the purchase price of a share of Public Shares purchased in the open market) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Public Shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders—Gain or Loss on a Redemption of Public Shares Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Public Shares that elect to have their Public Shares redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Public Shares of the Company and is not a U.S. Holder.

Redemption of Public Shares

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Public Shares generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Public Shares, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Public Shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Public Shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Public Shares Treated as a Sale

If the redemption qualifies as a sale of Public Shares, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Public Shares of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Public Shares, and, in the case where our Public Shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Public Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for our Public Shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Public Shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of our Public Shares, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in our Public Shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Proceeds received in connection with the redemption of our common shares may be subject to information reporting to the IRS and U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares redeemed in connection with the Extension Amendment Proposal.

BUSINESS OF PLUM AND CERTAIN INFORMATION ABOUT PLUM

References in this section to “we,” “our,” or “us” refer to Plum Acquisition Corp. IV

General

We are a blank check company, incorporated as a Cayman Islands exempted company on June 10, 2024, for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We are an early stage and emerging growth company and, as such, we are subject to all of the risks associated with early stage and emerging growth companies.

Initial Public Offering and Private Placement

On January 16, 2025, we consummated the initial public offering of 17,250,000 units, which included the full exercise of the underwriters’ over-allotment option. Each unit consists of one Class A Ordinary Share and one-half of one redeemable public warrant, each whole public warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $172,500,000 (before underwriting discounts and commissions and offering expenses).

Simultaneously with the consummation of the initial public offering and the issuance and sale of the units, on January 16, 2025, we consummated the private placement of an aggregate of 672,875 units (the “private placement units” and 570,000 Class A Ordinary Share (the “restricted private placement shares”) at a price of $10.00 per private placement unit or $10.00 per non-managing investor private placement security, as applicable, generating gross proceeds of $6,728,750, as follows: (A) 440,000 private placement units and 570,000 restricted private placement shares ($4,400,000 in the aggregate) with the Sponsor, (B) 186,300 private placement units ($1,863,000 in the aggregate) with Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“Cohen”) and (C) 46,575 private placement units ($465,750 in the aggregate) with Seaport Global Securities LLC (“Seaport) (collectively, the “private placement”). The private placement units, which were purchased by the Sponsor, Cohen and Seaport, are identical to the units, except that, they (including the underlying securities) are (i) subject to certain limited exceptions, subject to transfer restrictions until 180 days following the consummation of our initial business combination and (ii) entitled to registration rights. The restricted private placement shares are held by the sponsor and will be transferred to the non-managing investors (or their designees) only upon the consummation of an initial business combination. Other than such permitted transfer, the restricted private placement shares are (i) subject to transfer restrictions until 90 days following the consummation of our initial business combination and (ii) entitled to registration rights.

A total of $174,225,000 of the net proceeds from the initial public offering and the private placement (which includes the underwriters’ deferred discount of up to $6,900,000) was placed in a trust account, with Continental Stock Transfer & Trust Company acting as trustee.

Business Combination

Business Combination Agreement

On March 8, 2026, we entered into the Business Combination Agreement, pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into CTR , with CTR continuing as the surviving company. The combined company’s business is expected to continue to operate through CTR. The proposed Merger is expected to be consummated after receipt of the required approvals by our shareholders and CTR’s stockholders and the satisfaction or waiver of certain other customary conditions.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Plum’s Ordinary Shares as of [●], 2026, based on information obtained from the persons named below, with respect to the beneficial ownership of Plum’s Ordinary Shares, by:

●	each person known by Plum to be the beneficial owner of more than 5% of Plum’s outstanding Ordinary Shares;

●	each of Plum’s executive officers and directors that beneficially owns Plum’s Ordinary Shares; and

●	all Plum’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 24,242,875 Ordinary Shares issued and outstanding as of [●], 2026.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class A Ordinary Shares			Class B Ordinary Shares
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned		Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class	Approximate Percentage of Voting Control
Directors and Executive Officers
Kanishka Roy(2)	1,010,000		5.46%	5,650,000		98.2%	27.5%
Steven Handwerker	—		—	—		*	—
Aidin Aghamiri	—		—	25,000		*	*
Anjai Gandhi	—		—	25,000		*	*
Avanish Sahai	—		—	25,000		*	*
Allan Chou	—		—	25,000		*	*
All officers and directors as a group (6 individuals)	1,010,000	(3)	5.46%	5,750,000	(4)	100%	27.9%
Five Percent Holders
Plum Partners IV, LLC (the Sponsor)(2)(5)	1,010,000		5.46%	5,650,000		98.2%	27.5%
Westchester Capital Management, LLC(6)	1,225,000		6.62%	—		—	5.1%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Plum Acquisition Corp. IV, 2021 Fillmore St. #2089, San Francisco, California 94115.

(2)	The Sponsor is the record holder of 5,650,000 founder shares, 440,000 private placements shares included as part of the private placement units and 570,000 restricted private placement shares. Kanishka Roy, our Chairman and Chief Executive Officer, is the managing member of our sponsor, therefore, he may be deemed to have beneficial ownership of the Class B ordinary shares, private placement shares and restricted private placement shares held directly by our sponsor. Each member of our management team is a member of our sponsor and has direct and/or indirect economic interests in our sponsor, and each of them disclaims any beneficial ownership other than to the extent of his pecuniary interest.

(3)	Represents 440,000 private placements shares included as part of the private placement units and 570,000 restricted private placement shares.

(4)	Represents 5,750,000 founder shares directly held by our initial shareholders.

(5)	The non-managing investors purchased through investments in the Sponsor, an aggregate of 285,000 private placement units and 570,000 restricted private placement shares. The non-managing investors were not granted any shareholder or other rights in addition to those afforded to our other public shareholders, and were only issued membership interests our sponsor, with no right to control our sponsor or vote or dispose of any securities held by our sponsor, including the founder shares held by our sponsor.

(6)	Based on a Schedule 13G filed on August 14, 2025, by Westchester Capital Management, LLC (“Westchester”), a Delaware limited liability company, Virtus Investment Advisers, LLC (“Virtus”), a Delaware limited liability company, and The Merger Fund (“MF”), a Massachusetts business trust. Virtus, a registered investment adviser, serves as the investment adviser to MF. Westchester, a registered investment adviser, serves as sub-advisor to each of MF and JNL Multi-Manager Alternative Fund (“JARB”, together with MF, the “Funds”). The Funds directly hold ordinary shares of the Company for the benefit of the investors in those Funds. Mr. Roy Behren and Mr. Michael T. Shannon each serve as Co-Presidents of Westchester. The principal business address for Westchester is 100 Summit Lake Drive, Valhalla, NY 10595; the principal business address for Virtus is One Financial Plaza, Hartford, CT 06103, and the principal business address for MF is 101 Munson Street, Greenfield, MA 01301-9683.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the Articles Extension Date or the Additional Articles Extension Date, as applicable, to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Articles Extension Date or the Additional Articles Extension Date, as applicable, Plum will dissolve and liquidate.

HOUSEHOLDING INFORMATION

Unless Plum has received contrary instructions, Plum may send a single copy of this proxy statement to any household at which two or more shareholders reside if Plum believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Plum’s expenses. However, if shareholders prefer to receive multiple sets of Plum’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Plum’s disclosure documents, the shareholders should follow these instructions:

If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Plum Acquisition Corp. IV, 2021 Fillmore St. #2089, San Francisco, California 94115, to inform us of his or her request; or

If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Plum files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Plum at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.

This proxy statement is available without charge to shareholders of Plum upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Plum in writing at Plum Acquisition Corp. IV, 2021 Fillmore St. #2089, San Francisco, California 94115.

If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact the Proxy Solicitor for Plum, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com. You will not be charged for any of the documents that you request. To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than [●], 2026.

ANNEX A

PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

PLUM ACQUISITION CORP. IV

RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution: that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Articles 194 and 196(b) in their entirety and the insertion of the following language in their place:

194.       In the event that:

(a)	either (i) the Company does not consummate a Business Combination by January 16, 2027 (or July 16, 2027, if applicable under the provisions of this Article 194) or such earlier time as the Board of Directors may approve, or such later time as the Shareholders may approve in accordance with these Articles or (ii) a resolution of the Shareholders is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses) and not previously released to the Company to pay the Company’s taxes, if any, divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidating distributions, if any), subject to Applicable Law; and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other Applicable Law; and

(b)	any amendment to these Articles is made (i) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with an initial Business Combination or the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by January 16, 2027 (or July 16, 2027, if applicable under the provisions of this Article 194), or (ii) with respect to any other provision of these Articles relating to the rights of holders of Class A Shares or pre-initial Business Combination activity, each holder of Public Shares who is not a Founder, Director or officer of the Company shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue. Any amounts due in connection with a redemption under this Article 194(b) shall be paid promptly following the relevant amendment. If the proposed amendment is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Shareholders as appropriate.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by January 16, 2027, the Company may, without another vote of the Shareholders, elect to extend the date to consummate an initial Business Combination on a monthly basis for up to six times by an additional one month each time after January 16, 2027, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice to the Directors prior to the applicable termination date, until July 16, 2027.

196(b)  vote on (i) any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination, or (ii) a proposed amendment to these Articles to extend the time the Company has to consummate a Business Combination beyond January 16, 2027 (or July 16, 2027 if applicable under the provisions of Article 194) or otherwise amend any of the Business Combination Provisions.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK *** EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail PLUM CORP. IV Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned ACQUISITION your proxy card. Votes submitted electronically over the Internet must be received by [•] , Eastern Time, on [•], 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy . Have your proxy card available when you access the above website . Follow the prompts to vote your shares . Vote at the Meeting PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL — Mark, sign and date your proxy card and return it in the postage - paid envelope provided. წ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED წ PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this resolution that: Proposal No. 1 — The Extension Amendment Proposal – RESOLVED, as a special FOR AGAINST ABSTAIN a) Article 194 of Plum’s Amended and Restated Memorandum and Articles of Association be and deleted in its entirety and replaced with the following new Article 194: “In the event that: (a) either (i) the Company does not consummate a Business Combination by January 16, 2027 (or July 16, 2027, if applicable under the provisions of this Article 194) or such earlier time as the Board of Directors may approve, or such later time as the Shareholders may approve in accordance with these Articles or (ii) a resolution of the Shareholders is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (A) cease all operations except for the purpose of winding up; (B) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Public Shares, at a per - Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses) and not previously released to the Company to pay the Company’s taxes, if any, divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidating distributions, if any), subject to Applicable Law; and (C) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other Applicable Law; and (b) any amendment to these Articles is made (i) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with an initial Business Combination or the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination by January 16, 2027 (or July 16, 2027, if applicable under the provisions of this Article 194), or (ii) with respect to any other provision of these Articles relating to the rights of holders of Class A Shares or pre - initial Business Combination activity, each holder of Public Shares who is not a Founder, Director or officer of the Company shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per - Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of Public Shares then in issue. Any amounts due in connection with a redemption under this Article 194(b) shall be paid promptly following the relevant amendment. If the proposed amendment is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Shareholders as appropriate. Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination by January 16, 2027, the Company may, without another vote of the Shareholders, elect to extend the date to consummate the Business Combination on a monthly basis for up to six times by an additional one month each time after January 16, 2027, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice to the Directors prior to the applicable termination date, until July 16, 2027..” b) Article 196(b) of Plum’s Amended and Restated Memorandum and Articles of Association be and deleted in its entirety and replaced with the following new Article 196(b): Į Į Į

“vote on (i) any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination, or (ii) a proposed amendment to these Articles to extend the time the Company has to consummate a Business Combination beyond January 16, 2027 (or July 16, 2027 if applicable under the provisions of Article 194) or otherwise amend any of the Business Combination Provisions.” Proposal No. 2 — The Adjournment Proposal — Resolved, as an ordinary resolution, that: the adjournment of the Shareholder Meeting to a later date or dates be approved, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient there are insufficient class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), and class B ordinary shares, par value $0.0001 per share, in the capital of Plum represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting or to approve the Extension Amendment Proposal in the capital of Plum represented (either in person or by proxy) to approve the Extension Amendment Proposal or (ii) if the holders Class A Ordinary Shares issued as part of the units sold in Plum’s initial public offering have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that Plum would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC. FOR AGAINST ABSTAIN Į Į Į PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. CONTROL NUMBER Signature Signature, if held jointly Date , [•] Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLUM ACQUISITION CORP. IV

2021 Fillmore St. #2089

San Francisco, California 94115

EXTRAORDINARY GENERAL MEETING OF

PLUM ACQUISITION CORP. IV

YOUR VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials

for the Extraordinary General Meeting of Shareholders

to be held on [●]

This notice of meeting and the accompanying

proxy statement are available at

https://www.cstproxy.com/ [●]

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PLUM ACQUISITION CORP. IV

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON [●].

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Plum Acquisition Corp. IV (“Plum”) to be held at [●] Eastern Time on [●], at the offices of Greenberg Traurig, P.A. located at 777 S. Flagler Drive, Suite 300 East, West Palm Beach, FL 33401, and hereby appoints Kanishka Roy and Steven Handwerker, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Plum registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

(Continued and to be marked, dated and signed on reverse side)